Other Investments	12 Months Ended
Dec. 31, 2019
Other Investments
Other Investments

19.   Other Investments

At December 31, 2019, the Company held $15.8 million in investments in certain limited partnerships that invest in various innovative companies in the health care and education-related technology fields. The Company has commitments to invest up to an additional $2.2 million across these partnerships through 2027. The Company’s investments range from 3%-5% of any partnership’s interest and are accounted for under the equity method.

The following table illustrates changes in the Company’s limited partnership investments for the years ended December 31, 2018 and 2019 (in thousands):

	2018	2019
Limited partnership investments, beginning of period	$—	$13,449
Additions from merger	12,803	—
Capital contributions	737	1,035
Pro-rata share in the net income of limited partnerships	(91)	2,337
Distributions	—	(1,026)
Limited partnership investments, end of period	$13,449	$15,795